________________________________________________________________________________
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                 REGISTRATION RIGHTS AGREEMENT


                 Dated as of November 3, 1994

                         by and among

                     PF ACQUISITION CORP.

                   PRO-FAC COOPERATIVE, INC.

                    EACH OF THE SUBSIDIARY
                    GUARANTORS NAMED ON THE
                    SIGNATURE PAGES HEREOF

                              and

                    EACH OF THE PURCHASERS
                    NAMED ON THE SIGNATURE
                         PAGES HEREOF

________________________________________________________________________________
- --------------------------------------------------------------------------------

            This Registration Rights Agreement (this 'Agreement') is made and entered into as of November 3, 1994 by and among PF ACQUISITION CORP., a New York corporation (the 'Company'), PRO-FAC COOPERATIVE, INC., a New York cooperative corporation (the 'Parent Guarantor'), each of the Subsidiary Guarantors (as hereinafter defined) identified on the signature pages hereof (together with the Parent Guarantor, the 'Guarantors') and each of the purchasers identified on the signature pages hereof
(each a 'Purchaser' and, together, the 'Purchasers'). The execution and delivery of this Agreement is a condition to the obligations of the Purchasers to purchase the Company's 12-1/4% Senior Subordinated Notes due 2005 under the Purchase Agreement dated as of November 3, 1994 (the 'Purchase Agreement') by and among the Company, the Parent Guarantor and the Purchasers.

            The Company, the Guarantors and the Purchasers hereby agree as follows:

SECTION 1.  DEFINITIONS

            As used in this Agreement, the following capitalized terms shall have the following meanings:

            Act:  The Securities Act of 1933, as amended.

            Action: As defined in Section 8(c) of this Agreement.

            Broker-Dealer: Any broker or dealer registered under the Exchange Act.

            Closing Date: The date that the Old Notes are purchased by the Purchasers pursuant to the Purchase Agreement.

            Commission:  The Securities and Exchange Commission.

            Consummate: A Registered Exchange Offer shall be deemed 'Consummated' for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) of this Agreement, and (iii) if any Old Notes are tendered by their Holders pursuant to the Exchange Offer, the delivery by the Company to the Registrar under the Indenture of New Notes in the same aggregate principal amount as the aggregate principal amount of Old Notes that were so tendered.

            Damages Payment Date: With respect to the Notes, each Interest Payment Date.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Exchange Offer: The registration by the Company and the Guarantors under the Act of the New Notes pursuant to a Registration Statement pursuant to which the Company and the Guarantors offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Old Notes that are Transfer Restricted Securities held by such Holders for New Notes in an aggregate principal amount equal to the aggregate principal amount of the Old Notes that are Transfer Restricted Securities tendered in such exchange offer by such Holders.

            Exchange Offer Registration Statement:  The
Registration Statement relating to the Exchange Offer, including the related Prospectus.

            Holders: As defined in Section 2(b) of this Agreement.

            Indenture: The Indenture, dated as of November 3, 1994, between the Company, the Parent Guarantor and IBJ Schroder Bank & Trust Company, as trustee (the 'Trustee'), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with its terms.

            Interest Payment Date:  As defined in the Old Notes.

            Merger: The merger of the Company with and into Curtice-Burns Foods, Inc., as contemplated by the Purchase
Agreement.

            NASD:  National Association of Securities Dealers,
Inc.

            New Notes:  The Company's 12-1/4% Senior Subordinated
Notes due 2005 to be issued pursuant to the Indenture in
connection with the Exchange Offer, together with the related guarantee of the Guarantors.
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                                   3


            Notes:  The Old Notes and the New Notes.


            Old Notes:  The Company's 12-1/4% Senior Subordinated
Notes due 2005 to be issued pursuant to the Indenture on the Closing Date, together with the related guarantee of the Guarantors.

            Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

            Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

            Record Holder: With respect to any Damages Payment Date relating to the Old Notes, each Person who is a Holder of Old Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

            Registration Default: As defined in Section 5 of this Agreement.

            Registration Statement: Any registration statement of the Company and the Guarantors relating to (a) an offering of New Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

            Shelf Filing Deadline: As defined in Section 4(a) of this Agreement.

            Shelf Registration Statement:  As defined in Section
4(a) of this Agreement.

            Subsidiary: With respect to any Person, any other Person of which a majority of the equity ownership or the voting securities is at the time owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or a combination thereof.


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                                   4


            Subsidiary Guarantor: Each Subsidiary of the Company which, pursuant to the Indenture, is required to become a guarantor of the obligations of the Company under the Notes and the Indenture.





            TIA: The Trust Indenture Act of 1939 as in effect on the date of the Indenture.

            Transfer Restricted Securities: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder of such Note without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Note is distributed to the public pursuant to a transaction satisfying the conditions for an exemption from registration in accordance with Rule 144 under the Act or by a Broker-Dealer pursuant to the 'Plan of Distribution' contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

            Underwritten Registration or Underwritten Offering:
A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2.  SECURITIES SUBJECT TO THIS AGREEMENT

            (a) Transfer Restricted Securities: The securities entitled to the benefits of this Agreement are the Transfer
Restricted Securities.

            (b)  Holders of Transfer Restricted Securities:  A
Person is deemed to be a holder of Transfer Restricted
Securities (each, a 'Holder') whenever such Person owns
Transfer Restricted Securities.

SECTION 3.  REGISTERED EXCHANGE OFFER

            (a)  Unless the Exchange Offer shall not be
permissible under applicable federal law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable on or prior to 45 days after the Closing Date, a Registration Statement under the Act relating to the New Notes and the Exchange Offer,

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                                   5


and (ii) use their best efforts to cause such Registration Statement to become effective as soon as practicable on or prior to 90 days after the Closing Date. In connection with the foregoing, the Company and the Guarantors shall (A) file all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, file a post-effective amendment to such




Registration Statement pursuant to Rule 430A under the Act,
(C) cause all necessary filings in connection with the registration and qualification of the New Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer (provided, however, that the Company and the Guarantors shall not be obligated to qualify as a foreign corporation in any jurisdiction in which they are not so qualified or to take any action which would subject them to general service of process or taxation in any jurisdiction where it is not so subject), and (D) upon the effectiveness of such Registration Statement, commence the Exchange Offer and use their best efforts to issue on or prior to 45 days after the date on which such Registration Statement is declared effective by the Commission New Notes in exchange for all Old Notes tendered prior to such issuance in the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the New Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of New Notes held by Broker-Dealers as contemplated by Section 3(c) below. If, after such Exchange Offer Registration Statement initially is declared effective by the Commission, the Exchange Offer or the issuance of New Notes under the Exchange Offer or the resale of New Notes received by Broker-Dealers in the Exchange Offer as contemplated by Section 3(c) below is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement shall be deemed not to have become effective for purposes of this Agreement during the period that such stop order, injunction or other similar order or requirement shall remain in effect.

            (b) The Company and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days nor longer than 90 days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. The

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                                   6


Company and the Guarantors shall only offer to exchange New Notes for Old Notes in the Exchange Offer, and only the New Notes shall be registered under the Exchange Offer Registration Statement. The Company and the Guarantors shall use their best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date, but not less than 20 business days, after the Exchange Offer Registration Statement has become effective, but in no event later than 45 business days after such effective date.




            (c) The Company and the Guarantors shall indicate in a 'Plan of Distribution' section contained in the Prospectus included in the Exchange Offer Registration Statement that any Broker-Dealer that holds Old Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company) may exchange such Old Notes pursuant to the Exchange Offer; provided, however, that such Broker-Dealer may be deemed to be an 'underwriter' within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the New Notes received by such Broker-Dealer in the Exchange Offer. Such 'Plan of Distribution' section shall allow the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Act, including participating Broker-
Dealers, and shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such 'Plan of Distribution' shall not name any such Broker-Dealer or disclose the amount of Old Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

            The Company and the Guarantors shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Old Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective. The Company shall provide sufficient

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                                   7



copies of the latest version of such Prospectus to Broker-
Dealers promptly upon request at any time during such 180-day period in order to facilitate such resales.

SECTION 4.  SHELF REGISTRATION

            (a) Shelf Registration. If (i) the Company and the Guarantors are not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law (after the procedures set forth in Section 6(a) below have been complied with) or (ii) any Holder of Transfer Restricted Securities shall notify the Company within 20 business days before the Consummation of the Exchange Offer that such Holder
(A) is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) may not resell the New Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) is a Broker-Dealer and holds Old Notes acquired directly from the Company, any Guarantor or one of their affiliates, then the Company and the Guarantors shall (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the 'Shelf Registration Statement'), on or prior to the earliest to occur of (1) the 45th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement, or (2) the 45th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above (such earliest date being the 'Shelf Filing Deadline'), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) of this Agreement, and (y) use their best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 45th day after the Shelf Filing Deadline. The Company and the Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) of this Agreement to the extent necessary to ensure that it is available for resales of Old Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations

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                                   8



of the Commission as announced from time to time, for a continuous period of three years following the date on which such Shelf Registration Statement becomes effective under the Act or such shorter period that will terminate when all the Old Notes covered by the Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement.

            (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary




Prospectus included in such Shelf Registration Statement. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 5 of this Agreement unless and until such Holder shall have provided all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all material information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading.

SECTION 5.  LIQUIDATED DAMAGES

            If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement, (iii) the Exchange Offer has not been Consummated within 45 business days after the date on which the Exchange Offer Registration Statement is declared effective by the Commission or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or usable in connection with resales of Transfer Restricted Securities during the periods required by this Agreement (each such event referred to in clauses (i) through (iv), a 'Registration Default'), the Company and the Guarantors hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities affected by the Registration Default with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week

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                                   9



per $1,000 principal amount of Old Notes constituting Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Old Notes constituting Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.30 per week per $1,000 in principal amount of Old Notes constituting Transfer Restricted Securities. Notwithstanding the foregoing, the Company and the Guarantors shall not be required to pay liquidated damages to each Holder of Transfer Restricted Securities if the Registration Default arises from the failure of the Company and the Guarantors to file, or cause to become effective, a Shelf Registration Statement within the time period required by Section 4 of this Agreement and such Registration Default is by reason of the failure of the Holders to provide the information required pursuant to Section 4(b) of this Agreement, or provide the information reasonably requested by the Company or the Guarantors, the NASD or any other regulatory agency having jurisdiction over any of the Holders. All accrued liquidated damages shall be paid by the Company and/or the Guarantors on each Damages Payment Date by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.

            All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full, except that liquidated damages with respect to such Transfer Restricted Securities shall cease to accrue.

SECTION 6.  REGISTRATION PROCEDURES

            (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

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                                   10




            (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Old Notes. The Company and the Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and the Guarantors hereby agree, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.




           (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company or any Guarantor, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes to be issued in the Exchange Offer and (C) it is acquiring the New Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's and the Guarantors' preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available
      June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and

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                                   11



      (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Notes obtained by such Holder in exchange for Old Notes acquired by such Holder directly from the Company.

          (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission
      (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and
      (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the New Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the New Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Notes received in the Exchange Offer.

            (b) Shelf Registration Statement. In the event that a Shelf Registration Statement is required by this Agreement, the Company and the Guarantors shall comply with all the provisions of Section 6(c) of this Agreement and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution of such Transfer Restricted Securities and, in connection therewith, the Company and the Guarantors will as expeditiously as possible prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution of such Transfer Restricted Securities.

            (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit resales of Old Notes by Broker-Dealers), the Company and the Guarantors shall:

            (i) use their best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall promptly notify the Holders to suspend use of the Prospectus, and the Holders shall suspend use of the Prospectus, and such Holders shall not communicate non-public information to any third party, in violation of the securities laws, until the Company and the Guarantors have made an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), the Company and the Guarantors shall use their best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

           (ii) prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 of this Agreement, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and the Company, the Guarantors, the Purchaser, and the Holders shall comply with the provisions of the Act with respect to the disposition of all Transfer Restricted
      Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers of such securities set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating to such Registration Statement or Prospectus, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement to such Registration Statement or Prospectus, or any document incorporated by reference in such Registration Statement or Prospectus untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements in such Registration Statement or Prospectus not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

           (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included in such Registration Statement or Prospectus or any amendments or supplements to any such

      Registration Statement or Prospectus, which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company and the Guarantors will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which any selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt of such Registration Statement or Prospectus. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, Prospectus, amendment or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

            (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, (a) provide copies of such document to the selling Holders and to the underwriter(s), if any, (b) make the Company's and the Guarantors' representatives available for discussion of such document and other customary due diligence matters, and (c) include such information in such document prior to the filing of such document as such selling Holders or underwriter(s), if any, may reasonably request;





           (vi)  make available at reasonable times for
      inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the under-writer(s) all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

          (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment, if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the 'Plan of Distribution' of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid for Transfer Restricted Securities and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

         (viii) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including, upon the request of such Person, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

           (ix) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Person may reasonably request; the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement to the Prospectus by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

            (x) enter into such reasonable agreements (including an underwriting agreement), and make such reasonable representations and warranties, and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all as may be reasonably requested by any Holder of Transfer Restricted Securities or any underwriter in connection with any sale or resale of Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Guarantors shall:

                  (A)   furnish to each selling Holder and each
            underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf
            Registration Statement:

                        (1)   a certificate, dated the date of
                  Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Company and the Guarantors, confirming, as of the date thereof, the matters set forth in Sections 3.1.2 and 3.1.3 of the Purchase Agreement and such other matters as are customary in underwritten offerings;

                        (2)   an opinion, dated the date of
                  Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors, covering the matters set forth in Section 3.1.1(a) and (b) of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in discussions with representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors, the Holders' representatives and the Holders' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have advised as to the requirements of the Act and the rules and regulations thereunder; and that such counsel confirms that, on the basis of the foregoing, nothing which came to such counsel's attention caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in such Registration Statement or necessary to make the statements in such Registration Statement not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements in the Prospectus, in light of the circumstances under which they were made, not misleading, although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in such Registration Statement and Prospectus other than the descriptions of the Notes, the Guarantees and the Indenture.
                  Without limiting the foregoing, such counsel may state further that the statements made by such counsel as aforesaid do not extend to the financial statements, notes and schedules and other financial and statistical data or to any information provided by any Holders or underwriters, included in any Registration Statement contemplated by this Agreement or the related Prospectus, as to which such counsel need express no opinion or belief; and

                        (3)   a customary comfort letter, dated as
                  of the date of Consummation of the Exchange
                  Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's and the Guarantors' independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 3.1.4 of the Purchase Agreement;

                  (B)   set forth in full or incorporate by
            reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 of this Agreement with respect to all parties to be indemnified pursuant to Section 8 (or such other provisions and procedures acceptable to the Company, the Guarantors, Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section; and

                  (C)   deliver such other documents and
            certificates as may be reasonably requested by each selling Holder and each underwriter, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and/or the Guarantors pursuant to this clause (x), if any.

           (xi) prior to any public offering of Transfer Restricted Securities, cooperate with and cause the Guarantors to cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders and underwriter(s) may reasonably request and do any and all other reasonable acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xii) shall issue, upon the request of any Holder of Old Notes covered by the Shelf Registration Statement, if any, New Notes having an aggregate principal amount equal to the aggregate principal amount of Old Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such New Notes to be registered in the name of such Holder or, if being sold by such

      Holder in the name of the purchaser(s) of such New Notes, as the case may be; in return, the Old Notes held by such Holder shall be surrendered to the Company for cancellation;

         (xiii) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

          (xiv) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers of such Transfer Restricted Securities or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause
      (xi) above;

           (xv) if any fact or event contemplated by Section 6(c)(iii)(D) of this Agreement shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated in such Registration Statement or Prospectus by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Registration Statement and Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;






          (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depositary Trust Company;

         (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any

      'qualified independent underwriter') that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities subject to the proviso contained in clause (xi) above;

        (xviii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission in regard to any Registration Statement, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

          (xix) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Old Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

            Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in
Section 6(c)(iii)(D) of this Agreement, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) of this Agreement, or until it is advised in writing (the 'Advice') by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 of this Agreement, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 6(c)(iii)(D) of this Agreement to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) of this Agreement or shall have received the Advice.

SECTION 7.  REGISTRATION EXPENSES

            (a) All expenses incident to the Company's and the Guarantors' performance of or compliance with this Agreement will be borne by the Company and/or the Guarantors regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD (and, if applicable, the fees and expenses of any 'qualified independent underwriter' and its counsel that may be required by the rules and regulations of the NASD, provided that such fees and expenses shall not include any underwriting discounts or commissions charged in connection with such sales));
(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Notes to be issued in the Exchange Offer and printing of Prospectuses); (iv) all fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

            Each of the Company and the Guarantors will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by it.

            (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the 'Plan of Distribution' contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Cahill Gordon & Reindel or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.  INDEMNIFICATION

            (a) The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Holder, each person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person (collectively, the 'Holder indemnified parties') from and against any and all losses, liabilities, claims, damages and reasonable expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance and in conformity with written information furnished to the Company or the Guarantors by or on behalf of the Holders expressly for use therein; provided, further, that the Company and the Guarantors shall not be liable to any Holder indemnified party under the indemnity agreement in this subsection with respect to any preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Holder indemnified party results from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary
Prospectus, which untrue statement or omission was corrected in the final Prospectus, if the Company or the Guarantors shall sustain the burden of proving that such Holder indemnified party sold Old Notes to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented if the Company and the Guarantors had previously furnished copies thereof to such Holder indemnified party. This indemnity agreement will be in addition to any liability that the Company or any of the Guarantors may otherwise have, including, but not limited to, under this Agreement.

            (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each of their agents, employees, officers and directors and the agents, employees, officers and directors of such controlling person from and against any losses, liabilities, claims, damages and reasonable expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all reasonable amounts paid in settlement of any claim or litigation) to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use therein. This indemnity will be in addition to any liability which the Holders may otherwise have, including, but not limited to, under this Agreement.

            (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, suit or proceeding (collectively, an 'Action'), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such Action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such Action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such Action, the indemnifying party will be entitled to participate in such Action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such Action with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such Action, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such Action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such Action within a reasonable time after notice of commencement of the Action, or (iii) such indemnified party or parties shall have reasonably concluded that one counsel could not properly and effectively represent both the indemnifying parties and the indemnified parties, in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one

Action or separate but substantially similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or Action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

            (d)  In order to provide for contribution in
circumstances in which the indemnification provided for in paragraphs (a) and (b) of this Section 8 is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under this
Section 8, the Company, the Guarantors and the Holders shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any Action or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the indemnifying party, any contribution received by the indemnifying party, from persons other than the indemnified party who may also be liable for contribution, including persons who control the indemnified party within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and the Holders may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from the offering of the Old Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in paragraph (c) of this Section 8, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

            (e) The Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to paragraph (d) of this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable consideration referred to above. Notwithstanding the provisions of paragraph (d) of this Section 8, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of paragraphs (d) and (e) of this Section 8, each person, if any, who controls the Holders within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Holders, and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company or the Guarantors, subject in each case to clauses (i) and (ii) of this Section 8(e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any Action against such party in respect of which a claim for contribution may be made against another party or parties under paragraph 8(d) or (e) of this Section 8, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under paragraph (d) or (e) of this Section 8, except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have. No party shall be liable for contribution with respect to any Action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

SECTION 9.  RULE 144A

            The Company and the Guarantors hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale of such securities and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

            No Holder may participate in any Underwritten Registration under this Agreement unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled under this Agreement to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11.  SELECTION OF UNDERWRITERS

            The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer
Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

SECTION 12.  MISCELLANEOUS

            (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided in this Agreement, in the Indenture, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any Action for specific performance that a remedy at law would be adequate.

            (b) No Inconsistent Agreements. Each of the Company and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions of this Agreement. Neither the Company nor any of the Guarantors have previously entered into any agreement, still in effect as of the date hereof, granting any registration rights with respect to its securities to any Person. The rights granted to the Holders under this Agreement do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or the Guarantors' securities under any agreement in effect on the date of this Agreement.

            (c) Adjustments Affecting the Old Notes. The Company and the Guarantors will not take any action, or permit any change to occur, with respect to the Old Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

            (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions of this Agreement may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions of this Agreement that relates exclusively to the rights of Holders whose securities are being sold or tendered pursuant to a Registration Statement and that does not affect directly or indirectly the rights of other Holders whose securities are not being sold or tendered pursuant to such Registration Statement may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being so sold or tendered.

            (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

            (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

           (ii)  if to the Company or the Guarantors, at:

                       90 Linden Place
                       P.O. Box 681
                       Rochester, New York  14603
                       Attention:  President

                 with a copy to:

                       Howard, Darby & Levin
                       1330 Avenue of the Americas
                       New York, New York  10019
                       Attention:  Scott F. Smith, Esq.
                                   and
                       Harris Beach & Wilcox

                       130 East Main Street
                       Rochester, New York  14604
                       Attention:  Thomas M. Hampson, Esq.

            All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed; (iii) when answered back, if telexed; (iv) when receipt acknowledged, if telecopied; and (v) on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.


            Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

            (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of this Agreement.

            (i)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

            (j) Severability. In the event that any one or more of the provisions contained in this Agreement, or the application of any such provision in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

            (k) Entire Agreement. This Agreement together with the other Note Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties to this Agreement in respect of the subject matter contained in this Agreement. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to in this Agreement with respect to the registration rights granted by the Company and the Guarantors with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (l)  Signatures of the Subsidiary Guarantors.  The
Company hereby agrees that it shall cause each of the Subsidiary Guarantors to execute this Agreement on the Closing




Date, after which the Subsidiary Guarantors shall be deemed to be parties to this Agreement on and after the date of this Agreement for all purposes.

                         [Signatures on Next Page]

        [Registration Rights Agreement -- Company's Signature Page]




            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    PF ACQUISITION CORP.


                                    By: /s/ Roy A. Myers
                                        ----------------------
                                        Name:   Roy A. Myers
                                        Title:  President


                                    PRO-FAC COOPERATIVE, INC.


                                    By: /s/ Roy A. Myers
                                        ----------------------
                                        Name:  Roy A. Myers
                                        Title: General Manager


                                    HUSMAN SNACK FOODS COMPANY, INC.


                                    By: /s/ William D. Rice
                                        ----------------------
                                        Name:  William D. Rice
                                        Title: Vice President


                                    FINGER LAKES PACKAGING COMPANY, INC.


                                    By: /s/ William D. Rice
                                        ----------------------
                                        Name:  William D. Rice
                                        Title: Vice President


                                    CURTICE-BURNS MEAT SNACKS, INC.


                                    By: /s/ William D. Rice
                                        ----------------------
                                        Name:  William D. Rice
                                        Title: Vice President

                                    CURTICE-BURNS EXPRESS, INC.


                                    By: /s/ Roy A. Myers
                                        ----------------------
                                        Name:  Roy A. Myers
                                        Title: President


                                   PRO-FAC HOLDING COMPANY OF IOWA, INC.


                                    By: /s/ Roy A. Myers
                                        ----------------------
                                        Name:  Roy A. Myers
                                        Title: Vice President


                                    SEASONAL EMPLOYERS, INC.


                                    By: /s/ William D. Rice
                                        ----------------------
                                        Name:  William D. Rice
                                        Title: Vice President


                                    QUALITY SNAX OF MARYLAND, INC.


                                    By: /s/ William D. Rice
                                        ----------------------
                                        Name:  William D. Rice
                                        Title: Vice President


                                    NALLEY'S CANADA LIMITED


                                    By: /s/ William D. Rice
                                        ----------------------
                                        Name:  William D. Rice
                                        Title: Vice President


                                    KENNEDY ENDEAVORS, INCORPORATED


                                    By: /s/ William D. Rice
                                        ----------------------
                                        Name:  William D. Rice
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed to as of the
                                    date first above written:

                                    AMERICAN SKANDIA TRUST, a
                                      Massachusetts business trust,
                                      on behalf of its Federated High
                                      Yield Portfolio



                                    By: /s/ Gordon Boronow
                                        -------------------------
                                        Name: Gordon Boronow
                                        Title:  Vice President


            By accepting this signature page, the Company, Pro-Fac and each Subsidiary Guarantor will be deemed to acknowledge and agree that: (1) American Akandia Trust ('AST') is a 'series company' as defined in Rule 18f-2(a) promulgated under the Investment Company Act of 1940, as amended, and the Purchaser is a portfolio of assets specifically allocated to a series of shares of AST as contemplated by such rule; (2) all persons extending credit to, contracting with or having any claim against the Purchaser (including any claims arising hereunder) shall only look to the assets specifically allocated to the Purchaser for payment under such credit, contract or claim and not to any assets specifically allocated to another series of shares of AST or to any other assets of AST; and (3) neither the shareholders nor the directors of AST, nor any of AST's officers, employees or agents, whether post, present or future, shall be liable for such credit, contract or claim.

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Amoco Global Fund
                                    ----------------------------------
                                    Name of Purchaser (Print)
                                          Lazard Freres Asset
                                          Management, as discretionary
                                          investment manager



                                    By: /s/ Ira Handler
                                        ------------------------------
                                        Name: Ira Handler
                                        Title:

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Banque National DeParis
                                    ---------------------------------
                                    Name of Purchaser (Print)



                                    By: /s/ Charles  M. Mixon
                                        -----------------------------
                                        Name:
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Benefit Capital Management Corp.
                                    SEG #2_____________  ___________
                                    Name of Purchaser (Print)



                                    By: /s/ James E. McCabe
                                        -----------------------------
                                          Name:  James E. McCabe
                                          Title: Vice-Pres. Fixed
                                                  Income

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    CIGNA Investments, Inc.
                                    -------------------------------
                                    Name of Purchaser (Print)



                                    By: /s/ Alan C. Petersen
                                        --------------------------------
                                        Name:  Alan C. Petersen
                                        Title: Managing Director

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Corporate High Yield Fund, Inc.__
                                    Name of Purchaser (Print)



                                    By: /s/ Elizabeth Phillips
                                          Name:  Elizabeth Phillips
                                          Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Corporate High Yield Fund
                                    II, Inc._________________________
                                    Name of Purchaser (Print)



                                    By: /s/ Elizabeth Phillips
                                          Name:  Elizabeth Phillips
                                          Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    CRL Management Corp. ____________
                                    Name of Purchaser (Print)



                                    By: /s/ C.R. Langston
                                        Name:  C.R. Langston
                                          Title: President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:

                                    AIM CAPITAL MANAGEMENT ON
                                    BEHALF OF DELTA AIRLINES
                                    RETIREMENT TRUST_________________
                                    Name of Purchaser (Print)



                                    By: /s/ John L. Pessarra
                                        Name:  John L. Pessarra
                                        Title:

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    DETROIT GENERAL RETIREMENT SYSTEM
                                    Name of Purchaser (Print)



                                    By: /s/ Michael Lanier
                                        Name:  Michael Lanier
                                        Title: Senior Vice President
                                                 Wertheim Schroder
                                                 Inv. Svcs.

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    FEDERATED HIGH YIELD TRUST, a
                                      Massachusetts business trust

                                    By:  Federated Management, a
                                          Delaware business trust, as
                                          attorney-in-fact


                                    By:  /s/ Mark E. Durbiano
                                         Name:  Mark E. Durbiano
                                         Title: Vice President


            By accepting this signature page, the Company, Pro-Fac and each Subsidiary Guarantor will be deemed to acknowledge and agree that, in accordance with the Declaration of Trust pursuant to which the Purchaser has been organized as a business trust under the laws of the Common wealth of Massachusetts, all persons extending credit to, contracting with or having any claim against the Purchaser (including any claims arising hereunder) shall only look to the assets of the Purchaser for payment under such credit, contract or claim, and neither the shareholders nor the trustees of the Purchaser, nor any of the Purchaser's officers, employees or agents (including the above-signed attorney-in-fact), whether past, present or future, shall be liable therefor.

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed to as of the
                                    date first above written:



                                    FIXED INCOME SECURITIES, INC., a
                                      Maryland corporation, on behalf
                                      of its Strategic Income Fund

                                    By:  Federated Advisers, a
                                          Delaware business trust, as
                                          attorney-in-fact


                                    By:  /s/ Mark E. Durbiano
                                         Name:  Mark E. Durbiano
                                         Title: Vice President


            By accepting this signature page, the Company, Pro-Fac and each Subsidiary Guarantor will be deemed to acknowledge and agree that: (1) Fixed Income Securities, Inc. ('FIS') is a 'series company' as defined in Rule 18f-2(a) promulgated under the Investment Company Act of 1940, as amended, and the Purchaser is a portfolio of assets specifically allocated to a series of shares of FIS as contemplated by such rule; (2) all persons extending credit to, contracting with or having any claim against the Purchaser (including any claims arising hereunder) shall only look to the assets specifically allocated to the Purchaser for payment under such credit, contract or claim and not to any assets specifically allocated to another series of shares of FIS or to any other assets of FIX; and (3) neither the shareholders nor the directors of FIS; nor any of FIS's officers, employees or agents (including the above-signed attorney-in-fact), whether past, present or future, shall be liable for such credit, contract or claim.

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Fortis Advantage Portfolios,
                                    Inc. -  High Yield Portfolio
                                    Name of Purchaser (Print)



                                    By: /s/ David G. Carroll
                                        Name:  David G. Carroll
                                        Title: Second Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Franklin AGE High Income Fund
                                    Name of Purchaser (Print)



                                    By: /s/ Christopher J. Molumphy
                                        Name:  Christopher J. Molumphy
                                        Title: Portfolio Manager

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Franklin Multi-Income Trust
                                    Name of Purchaser (Print)



                                    By: /s/ Christopher J. Molumphy
                                        Name:  Christopher J. Molumphy
                                        Title: Portfolio Manager

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Franklin Strategic Income Fund
                                    Name of Purchaser (Print)



                                    By: /s/ Christopher J. Molumphy
                                        Name:  Christopher J. Molumphy
                                        Title: Portfolio Manager

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Franklin Tax-Advantaged
                                    High Yield
                                    Name of Purchaser (Print)



                                    By: /s/ Betsey Hofman-Schwab
                                        Name:  Betsy Hofman-Schwab
                                        Title: Portfolio Manager

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Franklin Universal Trust
                                    Name of Purchaser (Print)



                                    By: /s/ Christopher J. Molumphy
                                        Name:  Christopher J. Molumphy
                                        Title: Portfolio Manager

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Franklin Valuemark Funds -
                                    High Yield_______________________
                                    Name of Purchaser (Print)



                                    By: /s/ Betsey Hofman-Schwab
                                        Name:  Betsy Hofman-Schwab
                                        Title: Portfolio Manager

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    HARCH & COMPANY
                                    Name of Purchaser (Print)
High Yield Opportunity Fund         FBO ACCOUNT 230-31244-21-280


                                    By: /s/ Michael E. Lewitt
                                        Name:  Michael E. Lewitt
                                        Title: Executive Vice
                                                 President
                                                 General Counsel

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    HARCH & COMPANY
                                    Name of Purchaser (Print)

                                    FBO LEHMAN OFFSHORE OSIP



                                    By: /s/ Michael E. Lewitt
                                        Name:  Michael E. Lewitt
                                        Title: Executive Vice
                                                 President
                                                 General Counsel

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    HIGHLANDER INCOME FUND INC., a
                                    Minnesota corporation

                                    By: Federated Advisers, a
                                           Delaware business trust,
                                           as subadviser



                                    By: /s/ Mark E. Durbiano
                                        Name:  Mark E. Durbiano
                                        Title: Vice President

      [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    AIM CAPITAL MANAGEMENT ON BEHALF
                                    OF HOUSTON POLICE OFFICERS
                                    PENSION SYSTEM__________________
                                    Name of Purchaser (Print)



                                    By: /s/ John L. Pessarra
                                        Name: John L. Pessarra
                                        Title:

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    IDS Extra Income Fund, Inc.
                                    Name of Purchaser (Print)



                                    By: /s/ Leslie L. Ogg
                                        Name:  Leslie L. Ogg
                                        Title: Vice President and
                                                 General Counsel

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    ILLINOIS STATE BOARD OF
                                    INVESTMENT_______________________
                                    Name of Purchaser (Print)



                                    By: /s/ Larry G. Darlington
                                        Name:  Larry G. Darlington
                                        Title: Investment Officer

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed to as of the
                                    date first above written:



                                    INVESTMENT SERIES FUNDS, INC., a
                                      Maryland corporation, on behalf
                                      of its Fortress Bond Fund

                                    By:  Federated Advisers, a
                                          Delaware business trust, as
                                          attorney-in-fact


                                    By:  /s/ Mark R. Durbiano
                                         Name:  Mark E. Durbiano
                                         Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    John Hancock Strategic Income
                                    Fund_____________________________
                                    Name of Purchaser (Print)



                                    By: /s/ Frederick L. Cavanaugh
                                        Name:  Frederick L. Cavanaugh
                                        Title: Portfolio Manager

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Kemper High Yield Fund___________
                                    Name of Purchaser (Print)



                                    By: /s/ Michael A. McNamara______
                                        Name:  Michael A. McNamara
                                        Title: Senior Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Kemper Diversified Income Fund___
                                    Name of Purchaser (Print)



                                    By: /s/ Michael A. McNamara______
                                        Name:  Michael A. McNamara
                                        Title: Senior Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Kemper Investors Fund
                                    High Yield Portfolio           __
                                    Name of Purchaser (Print)



                                    By: /s/ Michael A. McNamara______
                                        Name:  Michael A. McNamara
                                        Title: Senior Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Kemper High Income Trust
                                    Name of Purchaser (Print)



                                    By: /s/ Michael A. McNamara______
                                        Name:  Michael A. McNamara
                                        Title: Senior Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Kemper Multi-Market
                                    High Income Trust
                                    Name of Purchaser (Print)



                                    By: /s/ Michael A. McNamara _____
                                        Name:  Michael A. McNamara
                                        Title: Senior Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Kemper Strategic Income Trust
                                    Name of Purchaser (Print)



                                    By: /s/ Michael A. McNamara _____
                                        Name:  Michael A. McNamara
                                        Title: Senior Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Stein Roe & Farnham for Keyport
                                    Life Insurance Co.
                                    Name of Purchaser (Print)



                                    By: /s/ Ann H. Benjamin
                                        Name:  Ann H. Benjamin
                                        Title: Sr. V.P.
                                        STEIN ROE & FARNHAM INC.
                                           AS AGENT FOR KEYPORT LIFE
                                           INS. CO.

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    LB Series Fund, Inc. (High Yield
                                    Portfolio)
                                    Name of Purchaser (Print)



                                    By: /s/ Thomas N. Haag
                                        Name:  Thomas N. Haag
                                        Title: Portfolio Manager

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Lazard Strategic Yield PR
                                    Name of Purchaser (Print)


                                    Lazard Freres Asset Management as
                                    discretionary investment manager


                                    By: /s/ Ira Handler
                                        Name:  Ira Handler
                                        Title:

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed to as of the
                                    date first above written:

                                    LIBERTY HIGH INCOME BOND FUND,
                                    INC., a Maryland corporation

                                    By: Federated Advisers, a
                                        Delaware business trust,
                                        as attorney-in-fact



                                    By: /s/ Mark E. Durbiano
                                        Name:  Mark E. Durbiano
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:

                                    THE LINCOLN NATIONAL LIFE
                                    INSURANCE COMPANY


                                    By:  Lincoln National Investment
                                          Management Company, Its
                                          Attorney-In-Fact
                                    Name of Purchaser (Print)



                                    By: /s/ Richard D. Shafer
                                        Name:  Richard D. Shafer
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    The Advantage Strategic Income
                                    Fund_____________________________
                                    Name of Purchaser (Print)



                                    By: /s/ William H. Peck
                                        Name:  William H. Peck
                                        Title: Assistant Treasurer
                                                 The Advantage Family
                                                 of Funds

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Lutheran Brotherhood High Yield
                                    Fund
                                    Name of Purchaser (Print)



                                    By: /s/ Thomas N. Haag
                                        Name:  Thomas N. Haag
                                        Title: Portfolio Manager

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    MANUSA Universal High
                                    Yield (Nominee:  Gullship)
                                    Name of Purchaser (Print)



                                    By: /s/ Terry Carr
                                        Name:  Terry Carr
                                        Title: Assistant Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY
                                    Name of Purchaser (Print)



                                    By: /s/ Mary E. Wilson
                                        Name:  Mary E. Wilson
                                        Title: Vice President and
                                                 Managing Director

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    MASSMUTUAL/CARLSON CBO, N.V.
                                    Name of Purchaser (Print)



                                    By: /s/ Stephen M. Ash
                                        MEESPIERSON TRUST (CURACAO)
                                        Name:  Stephen M. Ash
                                        Title: Managing Director

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Merrill Lynch Corporate Bond
                                    Fund, Inc. High Income Portfolio
                                    Name of Purchaser (Print)



                                    By: /s/ Vincent T. Lathbury
                                        Name:  Vincent T. Lathbury
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    NORTHWESTERN MUTUAL SERIES FUND,
                                    INC. -- HIGH YIELD BOND PORTFOLIO
                                    Name of Purchaser (Print)



                                    By: /s/ Steven P. Swanson
                                        Name:  Steven P. Swanson
                                        Title: Vice President-
                                                 Investments

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    THE NORTHWESTERN MUTUAL LIFE
                                    INSURANCE COMPANY
                                    Name of Purchaser (Print)



                                    By: /s/ Steven P. Swanson
                                        Name:  Steven P. Swanson
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    NYC EMPLOYEES RETIREMENT SYS.
                                    Name of Purchaser (Print)



                                    By: /s/ Michael Lanier
                                        Name:  Michael Lanier
                                        Title: Senior Vice President
                                                 Wertheim Schroder Inv.
                                                 Svcs.

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    New York City Employees
                                    Retirement System
                                    Name of Purchaser (Print)


                                    Lazard Freres Asset Management,
                                    as discretionary Investmetn
                                    Manager


                                    By: /s/ Ira Handler
                                        Name:  Ira Handler
                                        Title:

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    NYC POLICE DEPARTMENT PENSION
                                    FUND-SUB CHAPTER 2
                                    Name of Purchaser (Print)



                                    By: /s/ Michael Lanier
                                        Name:  Michael Lanier
                                        Title: Senior Vice President
                                                 Wertheim Schroder Inv.
                                                 Svcs.

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Oppenheimer Champion High Yield
                                    Fund
                                    Name of Purchaser (Print)



                                    By: /s/ Ralph Stellmacher
                                        Name:  Ralph Stellmacher
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Oppenheimer High Yield Fund
                                    Name of Purchaser (Print)


                                    By: /s/ Ralph Stellmacher
                                        Name:  Ralph Stellmacher
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    ORIX USA Corporation
                                    --------------------------------
                                    Name of Purchaser (Print)



                                    By: /s/ Hiroyuki Miyauchi
                                        ----------------------------
                                        Name:  Hiroyuki Miyauchi
                                        Title: Senior Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Pacific Mutual General Account
                                    --------------------------------
                                    Name of Purchaser (Print)



                                    By: /s/ Raymond Lee
                                        ----------------------------
                                        Name:  Raymond Lee
                                        Title: Portfolio Manager

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Pacific Select Fund
                                    The High Yield Bond Series
                                    --------------------------------
                                    Name of Purchaser (Print)



                                    By: /s/ Raymond Lee
                                        ----------------------------
                                        Name:  Raymond Lee
                                        Title: Portfolio Manager

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Phoenix Edge Bond Sep B
                                    --------------------------------
                                    Name of Purchaser (Print)



                                    By: /s/ Curtiss Barrows
                                        ----------------------------
                                        Name:  Curtiss Barrows
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Phoenix Series Fund
                                    --------------------------------
                                    Name of Purchaser (Print)



                                    By: /s/ Curtiss Barrows
                                        ----------------------------
                                        Name:  Curtiss Barrows
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Prospect Street High Income
                                    Portfolio Inc.
                                    --------------------------------
                                    Name of Purchaser (Print)



                                    By: /s/ Karen J. Thelen
                                        ----------------------------
                                        Name:  Karen J. Thelen
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Providence Investment
                                    Management Group
                                    --------------------------------
                                    Name of Purchaser (Print)



                                    By: /s/ Fred Smith
                                        ----------------------------
                                        Name:  Fred Smith
                                        Title: Partner

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    The Prudential Insurance Company
                                    of America, as investment manager
                                    for the General Motors Retirement
                                    Retirement Program for Salaried
                                    Employees High Yield Account
                                    --------------------------------
                                    Name of Purchaser (Print)



                                    By: /s/ Lars M. Berkman
                                        ----------------------------
                                        Name:  Lars M. Berkman
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    THE U.S. HIGH YIELD FUND SICAV


                                    By:  The Prudential Insurance
                                         Company of America, as
                                         investment advisor
                                         ---------------------------
                                          Name of Purchaser (Print)



                                    By: /s/ Lars M. Berkman
                                        ----------------------------
                                        Name:  Lars M. Berkman
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    The Prudential Insurance Company
                                    of America, as investment manager
                                    for the General Motors Hourly-
                                    Rate Employees High Yield Account
                                    ---------------------------------
                                    Name of Purchaser (Print)



                                    By: /s/ Lars M. Berkman
                                        -----------------------------
                                        Name:  Lars M. Berkman
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    THE HIGH YIELD INCOME FUND, INC.


                                    By:  The Prudential Investment
                                         Corporation, as investment
                                          advisor
                                          ---------------------------
                                          Name of Purchaser (Print)



                                    By: /s/ Lars M. Berkman
                                        -----------------------------
                                        Name:  Lars M. Berkman
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    THE PRUDENTIAL SERIES FUND, INC.
                                    HIGH YIELD BOND PORTFOLIO


                                    By:  The Prudential Investment
                                         Corporation, as investment
                                         advisor
                                         ---------------------------
                                         Name of Purchaser (Print)



                                    By: /s/ Lars M. Berkman
                                        ----------------------------
                                        Name:  Lars M. Berkman
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    PRUDENTIAL HIGH YIELD FUND


                                    By:  The Prudential Investment
                                          Corporation, as investment
                                          advisor
                                          ---------------------------
                                          Name of Purchaser (Print)



                                    By: /s/ Lars M. Berkman
                                        -----------------------------
                                        Name:  Lars M. Berkman
                                        Title: Vice President

      [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    The Advantage High Yield
                                    Bond Fund________________________
                                    Name of Purchaser (Print)



                                    By: /s/ William H. Peck
                                        Name:  William H. Peck
                                        Title: Assistant Treasurer
                                                 The Advantage Family
                                                 of Funds

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Southern Farm Bureau Annuity
                                    Insurance Company/Merrill
                                    Lynch Asset Management___________
                                    Name of Purchaser (Print)



                                    By: /s/ Vincent T. Lathbury
                                        Name:  Vincent T. Lathbury
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Standard Security Life Insurance
                                    Company of New York______________
                                    Name of Purchaser (Print)



                                    By: /s/ David T. Kettig
                                        Name:  David T. Kettig
                                        Title: Secretary

      [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    TCW Asset Management Company as
                                    investment advisor to The City
                                    and County of San Francisco
                                    Employees' Retirement System_____
                                    Name of Purchaser (Print)



                                    By: /s/ Sheldon Stone
                                        Name:  Sheldon Stone
                                        Title: Managing Director

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    TCW Asset Management Company
                                    as investment advisor to
                                    Pacific Telesis Group____________
                                    Name of Purchaser (Print)



                                    By: /s/ Sheldon Stone
                                        Name:  Sheldon Stone
                                        Title: Managing Director

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    TCW Asset Management Company
                                    as investment advisor to
                                    Howard Hughes Medical Institute__
                                    Name of Purchaser (Print)



                                    By: /s/ Sheldon Stone
                                        Name:  Sheldon Stone
                                        Title: Managing Director

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    TCW Funds Management, Inc.
                                    as investment advisor to
                                    TCW Galileo High Yield Bond Fund_
                                    Name of Purchaser (Print)



                                    By: /s/ Sheldon Stone
                                        Name:  Sheldon Stone
                                        Title: Managing Director

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    TCW Asset Management Company as
                                    investment advisor to USW Benefit
                                    Plans Investment Partnership_____
                                    Name of Purchaser (Print)



                                    By: /s/ Sheldon Stone
                                        Name:  Sheldon Stone
                                        Title: Managing Director

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    TCW Asset Management Company
                                    as investment advisor to
                                    Chrysler Corporation_____________
                                    Name of Purchaser (Print)



                                    By: /s/ Sheldon Stone
                                        Name:  Sheldon Stone
                                        Title: Managing Director

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    TCW Asset Management Company
                                    as investment advisor to
                                    Morgan Stanley Group, Inc._______
                                    Name of Purchaser (Print)



                                    By: /s/ Sheldon Stone
                                        Name:  Sheldon Stone
                                        Title: Managing Director

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Trust Company of the West
                                    as trustee of the
                                    TCW High Yield Fund______________
                                    Name of Purchaser (Print)



                                    By: /s/ Sheldon Stone
                                        Name:  Sheldon Stone
                                        Title: Managing Director

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Value Line Aggressive Income
                                    Trust____________________________
                                    Name of Purchaser (Print)



                                    By: /s/ John W. Risner
                                        Name:  John W. Risner
                                        Title: Vice President

       [Registration Rights Agreement -- Purchasers' Signature Page]




                                    Accepted and agreed as of the
                                    date first above written:



                                    Van Kampen Merritt
                                    Corporate High Yield Fund________
                                    Name of Purchaser (Print)



                                    By: /s/ Edward C. Wood III
                                        Name:  Edward C. Wood III
                                        Title: Treasurer